EUI-1213168084v2 AMENDMENT AGREEMENT N°1 TO THE SECURITIES PURCHASE AGREEMENT DATED JANUARY 26, 2022 BY AND BETWEEN SIMPSON STRONG-TIE EUROPE SIMPSON MANUFACTURING CO., INC on the one hand AND THE SELLERS IDENTIFIED THEREIN on the other hand, WITH RESPECT TO FIXCO INVEST Dated: March 17, 2022 DocuSign Envelope ID: 2E39030D-7140-44F7-B578-14DC6049D0F1

EUI-1213168084v2 AMENDMENT AGREEMENT N°1 THIS AMENDMENT AGREEMENT N°1 dated March 17, 2022 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, this "Amendment Agreement"), is by and between: 1. SIMPSON STRONG-TIE EUROPE, a société à responsabilité limitée à associé unique organized under the laws of France having its registered office at Lieudit Le Moulin des Ardillers – 85400 Sainte-Gemme-La-Plaine and registered with the Companies Registry of La Roche-sur-Yon under number 410 906 671 (the "Purchaser"); and 2. SIMPSON MANUFACTURING CO., INC, a corporation organized under the laws of Delaware, having its registered office at 5956 W. Las Positas Blvd., Pleasanton, CA 94588 USA (the "Guarantor"), ON THE ONE HAND AND: 3. FASTCO INVESTMENT, a société à responsabilité limitée organized under the laws of Luxembourg, having its registered office at 60, avenue J.F. Kennedy, L1855 Luxembourg, Grand Duchy of Luxembourg, and registered with the Companies Registry of Luxembourg under number B227520 ("Fastco"), acting on behalf and in the name of all the Sellers as the Sellers’ Agent in accordance with Article 10.1(a)(i) of the SPA, ON THE OTHER HAND RECITALS: WHEREAS: (A) The Parties have previously entered into a Securities Purchase Agreement, dated January 26, 2022 (the "SPA") whereby the Purchaser shall purchase from each Seller the Transferred Securities and each Seller shall sell and deliver to the Purchaser all the Transferred Securities he/she/it holds, free and clear of all Encumbrances, together with all rights and benefits attaching thereto at Closing. Capitalized terms and expressions used in this Amendment Agreement but not otherwise defined shall have the meaning ascribed to them in the SPA. (B) The Parties wish at the present time to amend some deadlines requirements provided under the SPA. (D) In this context, the Parties have entered into this Amendment Agreement. NOW, THEREFORE, the parties hereto do hereby agree as follows: DocuSign Envelope ID: 2E39030D-7140-44F7-B578-14DC6049D0F1

EUI-1213168084v2 - 2 - ARTICLE I AMENDMENT TO THE SPA 1.1 Amendment to Article 7.5 (Permitted Transfers). (a) The Parties hereby acknowledge and agree that the deadline requirements provided under the SPA for carrying out Donations pursuant to Article 7.5 of the SPA will be, subject for the concerned Donors and Donees to provide by no later than March 21, 2022 all KYC documents requested by the Purchaser, postponed to March 22, 2022, i.e., eight (8) Business Days prior to the Closing Date. (b) Consequently, Article 7.5 of the SPA is hereby amended and restated in its entirety as follows: "7.5 Permitted Transfers (a) The Purchaser and all other Parties agree that, notwithstanding anything to the contrary herein and in any Company Shareholders' Agreement, each of the Sellers which is a natural person (the "Donors") may donate, no later than eight (8) Business Days prior to the Closing Date, all or some of his/her Transferred Securities (the "Donations") to his/her spouse or ascendant/descendent or legal age or sister/brother or nephew/niece (the "Donees"), provided that: (A) at the latest on the date of completion of the relevant Donation: (i) the relevant Donee grants irrevocable power of attorney to the concerned Donor to represent the Donee and exercise any of its rights and obligations under the Agreement and, as the case may be, the Company Shareholders' Agreement to which the Donor is a party and/or any other agreements or arrangements in relation to the Transaction, in particular so that the Donor may take any and all actions on behalf of the Donee as may be required and/or necessary in order to give full effect to the Transaction; (ii) the concerned Donor and his/her spouse undertake with respect to the other Parties that, should such spouse be a Donee in accordance with this clause, in case of divorce Proceedings initiated before the Closing Date and save as otherwise agreed with the Sellers' Agent and the Purchaser, the spouse re-transfers to the concerned Donor the Transferred Securities it holds before Closing Date; and (iii) all other conditions provided for in paragraph (b) below are satisfied; it being specified that, in case of Donations made to the benefit of Donees who are minors, paragraphs (i) and (ii) above shall not apply and the third party intervening for the needs of such Donations in accordance with French law ("tiers-administrateur") shall, simultaneously to the completion of the concerned Donation, give irrevocable power of attorney to LR Advisory in order to initial, sign, certify any legal document or other document needed for the purpose of the transfer of the Transferred Securities to the Purchaser on the Closing Date in accordance with this Agreement and more generally exercise any of the concerned Donees' rights or obligations under the Agreement and, as the case may be, the Company Shareholders' Agreement to which the Donor is a party; and (B) at the latest on March 21, 2022, each of the relevant Donor and Donee provides all the KYC documents requested by the Purchaser prior to the date of this Amendment Agreement. (b) In addition to the above, it is expressly agreed by the Donors that, in any case, any Donations under paragraph (a) above (each referred to as a "Permitted Transfer") to the benefit of Donees (each referred to as a "Permitted Beneficiary") shall be subject to the fulfilment of the following conditions (which shall be cumulatively met): DocuSign Envelope ID: 2E39030D-7140-44F7-B578-14DC6049D0F1

EUI-1213168084v2 - 3 - (i) the concerned Donor serves a written notice, to which a copy of the Company’s share transfer registry and shareholders’ accounts duly reflecting the Permitted Transfer shall be attached, to the Sellers' Agent and to the Purchaser confirming the completion of the Permitted Transfer procedure at least no later than eight (8) Business Days prior to the Closing Date; (ii) the relevant Permitted Beneficiary delivers in an Instrument of Adherence in the form set out in Annex 7.5 and agrees in writing to become subject and bound by the Company Shareholders' Agreement to which the Donor is as a party; and (iii) the concerned Donor and the relevant Permitted Beneficiary will act jointly and will be jointly and severally liable (solidairement responsables) towards the other Parties for the purpose of the Agreement and the compliance of the undertakings and obligations hereunder, the relevant Donor remaining personally liable for the performance by the Permitted Beneficiary of the obligations set forth in this Agreement and the Company Shareholders' Agreement to which the Donor is as a party. (c) It is agreed between the Parties that the Permitted Transfer procedure(s) that would be implemented under this Article 7.5 shall not (i) delay the Closing Date or in any way prevent the Closing from taking place on the Closing Date and (ii) have any adverse Tax effect on the Purchaser or the Group Companies; in such a case such adverse Tax consequences on the Purchaser or the Group Companies should be indemnified on a Euro-for-Euro basis by the concerned Donor and Donee(s)." 1.2 Amendment to Article 2.6(a) (Preliminary Information – Pre-Closing Certificate) (a) As a consequence of the amendment of Article 7.5 (Permitted Transfers) above and the extension of the deadline to complete the Donations, the Parties hereby agree that the deadline provided under the SPA for delivering the Pre-Closing Certificate will be postponed to March 24, 2022 at noon (Paris time), i.e., six (6) Business Days prior to the Closing Date. (b) Consequently, Article 2.6(a) of the SPA is hereby amended and restated in its entirety as follow: "2.6. Preliminary Information (a) No later than on the sixth (6th) Business Day prior to the Closing Date, at noon (Paris time), the Sellers' Agent shall deliver a certificate (the "Pre-Closing Certificate") to the Purchaser setting forth: (i) the amount of any Leakage identified in accordance with Article 6.2; (ii) the amount of the Company Bonds Amount; (iii) the Purchase Price and its final allocation amongst the Sellers and class of Transferred Securities, in accordance with the provisions of Article 2.2 above; (iv) an updated version of the Security holding Table; (v) the amount of the Sellers' Expenses and Deducted Sellers' Expenses and their allocation amongst the Sellers and the Sellers' advisors, in accordance with the provisions of Article 2.7(b); (vi) for each Seller, its Individual Net Purchase Price; (vii) an estimate of the Existing Debt (indicating the Principal Facility Amount and the amount due under the Cleas Facilities which amount shall not exceed six hundred thousand euros (€ 600,000)); DocuSign Envelope ID: 2E39030D-7140-44F7-B578-14DC6049D0F1

EUI-1213168084v2 - 4 - (viii) the details of the Euro-denominated accounts (including full IBAN details) opened in the names of the Sellers' advisors into which the Deducted Sellers' Expenses shall be paid in the name and on behalf of the Sellers by the Purchaser by wire transfers in immediately available cleared funds at Closing pursuant to Article 2.7(b); and (ix) the details of the Euro-denominated accounts (including full IBAN details) of each Seller into which the Individual Net Purchase Price of such Seller shall be paid by the Purchaser by wire transfer in immediately available cleared funds at Closing pursuant to Article 2.7(b)." ARTICLE II MISCELLANEOUS 2.1 No Prejudice. (a) This Amendment Agreement shall not affect or in any way prejudice the validity of any provisions of the SPA or any rights or obligations of the Parties pursuant thereto otherwise than as explicitly set out and agreed in this Amendment Agreement. (b) Except for the amendments referred to above, the other provisions of the SPA shall remain unchanged and all the terms and conditions of the SPA shall continue to be in full force and effect in accordance with their terms. 2.2 Entry into Force. This Amendment Agreement shall enter into force and be effective as from the date hereof. 2.3 Governing Laws and Submission to Jurisdiction. This Amendment Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of France (without giving effect to the conflicts-of-law principles thereof), and the Parties irrevocably submit to the exclusive jurisdiction of the Commercial Court of Paris (Tribunal de Commerce de Paris) for the purposes of hearing and determining any disputes, controversies or claims arising out of or in connection with the existence, formation, validity, interpretation, performance or termination of this Amendment Agreement or any non-contractual rights or obligations arising out of or in connection with this Amendment Agreement. 2.4 Electronic Signature. The parties to this Amendment Agreement: (a) acknowledge that this Amendment Agreement has been signed (i) as an electronic written document (écrit électronique) within the meaning of Article 1366 of the French Civil Code (Code Civil) and (ii) electronically using a reliable identification process that guarantees the link between each signature and this letter in accordance with the provisions of Article 1367 of the French Civil Code (Code Civil) (i.e., DocuSign®); (b) expressly acknowledge that this Amendment Agreement has the same probative force as a paper written document in accordance with Article 1366 of the French Civil Code (Code Civil) and that it may be validly opposed to such parties; and (c) agree to designate Paris (France) as the place of signature of this Amendment Agreement. [SIGNATURES ON THE NEXT PAGE] DocuSign Envelope ID: 2E39030D-7140-44F7-B578-14DC6049D0F1

EUI-1213168084v2 SIMPSON STRONG-TIE EUROPE (acting as Purchaser) By: ______________________________ Name: Michael Andersen Title: Gérant SIMPSON MANUFACTURING CO., INC (acting as Guarantor) By: ______________________________ Name: Brian Magstadt Title: CFO, duly authorized FASTCO INVESTMENT (for its own account and in its capacity as Sellers’ Agent) ______________________________ Name: Hadj Djemai Title: Duly authorized DocuSign Envelope ID: 2E39030D-7140-44F7-B578-14DC6049D0F1